Exhibit 10.1

Special Notice regarding Material Non Public Information

PLEASE NOTE THAT THE INFORMATION CONTAINED IN THE DOCUMENTATION ATTACHED HERETO MAY CONTAIN MATERIAL NON-PUBLIC INFORMATION CONCERNING THE BORROWER OR ITS SECURITIES. BY ACCEPTING THIS DOCUMENTATION, THE ADMINISTRATIVE AGENT AND EACH LENDER AGREES TO USE ANY SUCH INFORMATION IN ACCORDANCE WITH ITS COMPLIANCE POLICIES, CONTRACTUAL OBLIGATIONS AND APPLICABLE LAW, INCLUDING FEDERAL AND STATE SECURITIES LAWS AND IN COMPLIANCE WITH SECTIONS 6.02 AND 11.07 OF THE CREDIT AGREEMENT.

THIRD AMENDMENT TO CREDIT AGREEMENT

THIRD AMENDMENT TO CREDIT AGREEMENT, dated as of August 3, 2015 (this “Amendment”), among APPVION, INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, the “Administrative Agent”) for certain financial institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively the “Lenders”), and such Lenders.

W I T N E S S E T H:

WHEREAS, the Borrower, Holdings, the Administrative Agent and the Lenders have entered into that certain Credit Agreement dated as of June 28, 2013 (as amended by that First Amendment to Credit Agreement dated as of November 11, 2013 and by that Second Amendment to Credit Agreement dated as of November 11, 2014, and as the same may be further amended, restated, extended, supplemented or otherwise modified and in effect from time to time, the “Credit Agreement”). Capitalized terms used herein and not defined herein shall have the meanings ascribed thereto in the Credit Agreement;

WHEREAS, the Borrower has notified the Administrative Agent and Lenders that it intends to sell the real property, intellectual property and other assets associated with the Encapsys segment of the Borrower (the “Encapsys Sale”) pursuant to the terms of that certain Asset Purchase Agreement to be entered into by the Borrower, in substantially the form attached hereto as Exhibit B (the “Encapsys Sale Agreement”; together with each other agreement, document, certificate and instrument executed and/or delivered in connection therewith, the “Encapsys Sale Documents”);

WHEREAS, absent the prior written consent of Required Lenders, the consummation of Encapsys Sale is prohibited by Sections 6.04, 7.04 and 7.05 of the Credit Agreement; and

WHEREAS, the Borrower and Holdings have requested that the Required Lenders (i) consent to the consummation of the Encapsys Sale and (ii) agree to amend the Credit Agreement in certain respects, in each case in accordance with the terms and subject to the conditions herein set forth, and that the Administrative Agent and the Revolver Agent acknowledge such amendment;

WHEREAS, the Administrative Agent and Required Lenders agree to accommodate such requests of the Borrower and Holdings, in each case on the terms and subject to the conditions herein set forth;

NOW, THEREFORE, in consideration of the foregoing, the covenants and conditions contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

Section 1 Consent, Agreement and Waiver.

(a) In reliance upon the representations and warranties set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 3 below, notwithstanding Sections 6.04, 7.04 and 7.05 of the Credit Agreement, the Administrative Agent and the Required Lenders hereby consent to the consummation of the Encapsys Sale; provided that (i) the Encapsys Sale is consummated in accordance with the terms of the Encapsys Sale Documents and applicable law, (ii) substantially concurrently with the consummation of the Encapsys Sale, the Borrower shall prepay the Revolving Credit Loans and the Term Loans in an amount equal to $165,000,000, which payment shall be applied first, to outstanding the Revolving Credit Loans (in an amount not to exceed $20,000,000, together with a permanent reduction in the Revolving Credit Commitment as set forth in clause (b) below), second, to the next four (4) scheduled installments of Term Loans in the direct order of maturity and thereafter to the remaining principal repayment installments of the Term Facility on a pro rata basis and (iii) the remainder of the proceeds of the Encapsys Sale shall be reinvested or otherwise applied in accordance with Section 2.05(b)(ii) of the Credit Agreement.

(b) In reliance upon the representations and warranties set forth in Section 4 below and subject to the conditions to effectiveness set forth in Section 3 below (and, for the avoidance of doubt, to be effective only upon consummation of the Encapsys Sale), the Borrower, the Administrative Agent, the Revolver Agent and the Lenders party hereto hereby agree that, in accordance with Section 2.06 of the Credit Agreement, effective as of the Third Amendment Effective Date, the Revolving Credit Commitment shall be reduced to $75,000,000, as further set forth on Schedule 2.01 attached hereto in Annex I.

(c) The Administrative Agent hereby agrees to (and the Lenders party hereto hereby agree that the Administrative Agent may) promptly take such action and execute any such documents as may be reasonably requested by the Borrower (at the Borrower’s expense) to evidence the termination and release of any Liens created by any Loan Document in respect of Collateral permitted to be disposed pursuant to the Encapsys Sale.

(d) Each Lender party hereto hereby agree to waive any right to any compensation it may be due under Section 3.05 of the Credit Agreement as a result of the prepayment of any Eurodollar Rate Loans in connection with the prepayment of Loans made in connection with the Encapsys Sale.

(e) The Administrative Agent, the Revolver Agent and each Lender party hereto hereby agree to waive the prior notice obligation set forth in Section 2.05(a) and Section 2.06(a) of the Credit Agreement solely in connection with the prepayment of Loans and the reduction of the Revolving Credit Commitment as set forth in clauses (a) and (b) of this Section 1.

Section 2 Amendments to Credit Agreement.

Effective as of the Third Amendment Effective Date (as defined below), and in reliance on the representations and warranties of the Borrower set forth in this Amendment and in the Credit Agreement, as amended hereby, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended by deleting each of the following definitions and replacing them as follows:

(i) “Applicable Rate” means (I) for the period commencing on the Closing Date and ending on the date that is 3 Business Days following the date on which a Compliance Certificate as of the last day of the fiscal period of Holdings ending on or about December 31, 2015 is delivered to the Administrative Agent in accordance with the terms and provisions hereof, a percentage amount equal to (a) with respect to any Term Loans, (i) if a Base Rate Loan, 3.50% per annum and (ii) if a Eurodollar Rate Loan, 4.50% per annum and (b) with respect to any Revolving Credit Loans, (i) if a Base Rate Loan, 3.50% per annum and (ii) if a Eurodollar Rate Loan, 4.50% per annum and (II) thereafter, a percentage amount based upon the applicable Consolidated First Lien Leverage Ratio then in effect pursuant to the appropriate column in the table below:

Pricing Level	Consolidated First Lien Leverage Ratio	Revolving Credit Loans Term Loans Eurodollar Rate Loans	Revolving Credit Loans Term Loans Base Rate Loans
1	> 3.0:1.0	5.00%	4.00%
2	< 3.0:1.0	4.50%	3.50%

The Applicable Rate shall be adjusted from time to time upon delivery to the Administrative Agent of the Compliance Certificate for each fiscal period to be delivered pursuant to and in accordance with the requirements set forth in Section 6.02. If such calculation indicates that the Applicable Rate shall increase or decrease, then 3 Business Days following the date of delivery of such Compliance Certificate, the Applicable Rate shall be adjusted in accordance therewith; provided, that if the Borrower shall fail to deliver a Compliance Certificate for any such fiscal period by the date required pursuant to Section 6.02, then, at the direction of the Required Lenders, effective as of 3 Business Days following such date, and continuing until the date that is 3 Business Days following the date when such Compliance Certificate is finally delivered or the next Compliance Certificate is delivered by the Borrower pursuant to and in accordance with the requirements set forth in Section 6.02, the Applicable Rate shall be conclusively presumed to equal the highest Applicable Rate specified in the pricing table set forth above.

In the event that any Compliance Certificate with respect to any fiscal period is inaccurate, and such inaccuracy, if corrected, would have led to the imposition of a higher Applicable Rate for any period than the Applicable Rate applied for that period, then (i) the Borrower shall immediately deliver to the Administrative Agent a corrected Compliance Certificate for that period, (ii) the Applicable Rate shall be determined based on the corrected Compliance Certificate for that period, and (iii) the Borrower shall immediately pay to the Administrative Agent (for the account of the Lenders during such period, or their successors and assigns) the accrued additional interest owing as a result of such increased Applicable Rate for that period.

(ii) “Financial Covenant” means (i) with respect to the reference to “Financial Covenant” in Section 11.01(j), the Original Financial Covenant and (ii) with respect to any other reference to “Financial Covenant” in this Agreement or in the Loan Documents, the Maintenance Financial Covenants.

(b) Section 1.01 of the Credit Agreement is hereby amended by adding the following definitions in appropriate alphabetical order:

“Amendment No. 3” shall mean the Third Amendment to this Agreement, dated as of the Amendment No. 3 Effective Date, among the Borrower, Holdings, the Required Lenders and the Administrative Agent.

“Amendment No. 3 Effective Date” shall mean the date that Amendment No. 3 shall become effective in accordance with its terms.

“Consolidated Fixed Charge Coverage Ratio” means, for any period, the ratio of (a) Consolidated EBITDA for such period to (b) the sum of (i) Capital Expenditures not funded by Indebtedness and (ii) Consolidated Interest Expense paid in cash.

“Consolidated Interest Expense” means, for any period, total cash interest expense (including that attributable to Capital Lease Obligations but, for the avoidance of doubt, in any event excluding any amortization or write-off of financing costs) of Holdings and its Subsidiaries for such period with respect to all outstanding Indebtedness of Holdings and its Subsidiaries (including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers’ acceptance financing and net costs under Hedge Agreements in respect of interest rates to the extent such net costs are allocable to such period in accordance with GAAP).

“Encapsys Sale” shall mean the sale of the real property, intellectual property and other assets associated with the Encapsys segment of the Borrower in accordance with the Encapsys Sale Documents (as defined in Amendment No. 3), as permitted pursuant to Amendment No. 3.

“Maintenance Financial Covenants” means a collective reference to each of the financial covenants set forth in Section 7.01(a) and (b).

“Original Financial Covenant” means the Consolidated Leverage Ratio covenant set forth in Section 7.01 as in effect immediately prior to the Amendment No. 3 Effective Date.

(c) Section 1.01 of the Credit Agreement is hereby amended by (i) deleting the reference to “and” prior to clause (h) of the definition of “Consolidated EBITDA” and replacing it with a comma and (ii) adding a new clause (i) immediately following clause (h) as follows:

“(i) transaction fees and expenses incurred on or around the Amendment No. 3 Effective Date with respect to the closing of the Encapsys Sale in an aggregate amount not to exceed $10,000,000”

(d) Section 1.01 of the Credit Agreement is hereby amended by deleting the reference to “the Consolidated Leverage Ratio or the Consolidated First Lien Leverage Ratio” in the second to last paragraph of the definition of “Consolidated EBITDA” and replacing it with “the Consolidated Leverage Ratio, the Consolidated First Lien Leverage Ratio or the Consolidated Fixed Charge Coverage Ratio”.

(e) Section 1.01 of the Credit Agreement is hereby amended by deleting the last paragraph of the definition of “Consolidated EBITDA” and replacing it in its entirety with the following:

“For the purposes of determining the Consolidated Leverage Ratio, the Consolidated First Lien Leverage Ratio or the Consolidated Fixed Charge Coverage Ratio for any period, Consolidated EBITDA shall be deemed to equal (a) $14,700,000 for the fiscal quarter ended January 3, 2015, (b) $17,600,000 for the fiscal quarter ended April 5, 2015, and (c) $11,300,000 for the fiscal quarter ended July 5, 2015.”

(f) Section 1.03(b) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(b) Changes in GAAP. If at any time any change in GAAP (or a change by the Loan Parties in the application thereof) would affect the computation of any financial ratio or requirement set forth in any Loan Document, and either the Borrower or the Required Lenders shall so request, the Administrative Agent, the Revolver Agent, the Lenders and the Borrower shall negotiate in good faith to amend such ratio or requirement to preserve the original intent thereof in light of such change in GAAP (or the application thereof) (subject to the approval of the Borrower and the Required Lenders); provided that, until so amended, (i) such ratio or requirement shall continue to be computed in accordance with GAAP prior to such change therein and (ii) the Borrower shall provide to the Administrative Agent, the Revolver Agent and the Lenders financial statements and other documents required under this Agreement or as reasonably requested hereunder setting forth a reconciliation between calculations of such ratio or requirement made before and after giving effect to such change in GAAP (or the application thereof).”

(g) Section 2.08(b) of the Credit Agreement is hereby amended and restated as follows:

“(b) (i) If all or a portion of the principal amount of any Loan or Reimbursement Obligation shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such amount shall bear interest at a rate per annum equal to (x) in the case of the Loans, the rate that would otherwise be applicable thereto pursuant to the foregoing provisions of this Section plus 2% or (y) in the case of Reimbursement Obligations, the rate applicable to Base Rate Loans under the Revolving Credit Facility plus 2%, and (ii) if all or a portion of any interest payable on any Loan or Reimbursement Obligation or any commitment fee payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such amount shall bear interest at a rate per annum equal to the rate then applicable to Base Rate Loans under the relevant Facility plus 2% (or, in the case of any such other amounts that do not relate to a particular Facility, the rate then applicable to Base Rate Loans under the Revolving Credit Facility plus 2%), in each case, with respect to clauses (i) and (ii) above, from the date of such non-payment until such amount is paid in full (as well after as before judgment). Upon the request of the Required Lenders, while any other Event of Default exists (i.e. from the date such Event of Default occurred (it being understood that with respect to an Event of Default related to non-compliance with Section 7.01, the date of occurrence shall be the applicable date of determination of such Event of Default in accordance with Section 7.01), until the date such Event of Default is cured to the satisfaction of the Required Lenders or waiver pursuant to Section 11.01), the Borrower shall pay interest on the principal amount of all outstanding Obligations hereunder at the rates set forth in the immediately preceding sentence to the fullest extent permitted by applicable Laws.

Notwithstanding the foregoing, upon the occurrence of an Event of Default under Section 8.01(f), such increase shall occur automatically. Accrued and unpaid interest on past due amounts (including interest on past due interest) shall be due and payable upon demand.”

(h) Section 2.14(iv) of the Credit Agreement is hereby amended by deleting the reference therein to “(whether or not the Financial Covenant is required to be tested at such time)”.

(i) Section 5.16 of the Credit Agreement is hereby amended by adding the following sentence to the end thereof:

“The Net Cash Proceeds received by the Borrower from the Encapsys Sale that are not applied to prepay Loans in accordance with Amendment No. 3 shall (i) be subject to Section 2.05(b)(ii) and (ii) be disregarded for purposes of calculating (x) Excess Cash Flow in any fiscal year, including clauses (b)(iii)(A) and (b)(iii)(B) thereof and (y) Retained Excess Cash Flow in any fiscal year.”

(j) Section 7.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

Section 7.01 Financial Covenants

“(a) Consolidated First Lien Leverage Ratio. Permit the Consolidated First Lien Leverage Ratio as of the last day of any fiscal quarter of Holdings ending during any period set forth below, for the four (4) fiscal quarters of Holdings ending on such date, beginning with the fiscal quarter of Holdings ending September 30, 2015, to exceed the ratio set forth below opposite such period:

Period	Consolidated First Lien Leverage Ratio
Commencing on the Amendment No. 3 Effective Date and ending on the last day of the second fiscal quarter, 2016 (on or about 06/30/16)	3.50 to 1.00
Commencing on the first day of the third fiscal quarter, 2016 (on or about 9/01/16) and ending on the last day of the second fiscal quarter, 2017 (on or about 06/30/17)	3.25 to 1.00
Anytime thereafter	3.00 to 1.00

(b) Consolidated Fixed Charge Coverage Ratio. Permit the Consolidated Fixed Charge Coverage Ratio as of the last day of any fiscal quarter of Holdings ending during any period set forth below, for the four (4) fiscal quarters of Holdings ending on such date, beginning with the fiscal quarter of Holdings ending September 30, 2015, to be less than the ratio set forth below opposite such period:

Period	Consolidated Fixed Charge Coverage Ratio
Commencing on the Amendment No. 3 Effective Date and ending on the last day of the fourth fiscal quarter, 2015 (on or about 12/31/15)	0.95 to 1.00
Anytime thereafter	1.00 to 1.00

(k) Section 7.07(k) of the Credit Agreement is hereby amended by (i) deleting each reference therein to “Section 7.01” and replacing it with “Section 7.01(a)” and (ii) deleting the reference therein to “(whether or not required to be tested at such time)”.

(l) Section 8.01(c) of the Credit Agreement is hereby amended and restated in its entirety as follows:

“(c) any Loan Party shall default in the observance or performance of (A) any agreement contained in Sections 6.01, 6.02, clauses (i) and (ii) of Section 6.04(a) (with respect to Holdings and the Borrower only), 6.05, 6.06, 6.07(a), 6.08, 6.09, 6.10, 6.12 or Article VII of this Agreement or Section 5.5 of either Guarantee and Collateral Agreement or (B) any agreement contained in Sections 6.03, 6.07(b), (c), (d), (e) and (f) or Section 6.17, and, with respect to a default referenced in this clause (B), such default shall continue unremedied for a period of 10 days; or”

(m) The last paragraph of Section 8.01 of the Credit Agreement is hereby amended and restated in its entirety as follows:

“then, and in any such event, (A) if such event is an Event of Default specified clause (i) or (ii) of Section 8.01(f) above with respect to the Borrower, automatically the Commitments shall immediately terminate and the Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) shall immediately become due and payable, and (B) if such event is any other Event of Default, either or both of the following actions may be taken: (i) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent or the Revolver Agent, as applicable, shall, by notice to the Borrower (with a copy to the other Applicable Agent) declare the Commitments to be terminated forthwith, whereupon the Commitments shall immediately terminate; and (ii) with the consent of the Required Lenders, the Administrative Agent may, or upon the request of the Required Lenders, the Administrative Agent or the Revolver Agent, as applicable, shall, by notice to the Borrower (with a copy to the other Applicable Agent), declare the applicable Loans hereunder (with accrued interest thereon) and all other amounts owing under this Agreement and the other Loan Documents (including all amounts of L/C Obligations, whether or not the beneficiaries of the then outstanding Letters of Credit shall have presented the documents required thereunder) to be due and payable forthwith, whereupon the same shall immediately become due and payable. With respect to all

Letters of Credit with respect to which presentment for honor shall not have occurred at the time of an acceleration pursuant to this paragraph, the Borrower shall at such time Cash Collateralize the L/C Obligations in accordance with the other provisions of this Agreement. Except as expressly provided above in this Section 8.01, presentment, demand, protest and all other notices of any kind are hereby expressly waived by the Borrower.”

(n) Section 11.06(i)(iii) of the Credit Agreement is hereby amended by deleting the reference therein to “$50,000,000” and replacing it with “$45,000,000”.

(o) Schedule 1.01(c) (Mortgaged Properties), Schedule 2.01 (Commitments and Applicable Percentages) and Schedule 5.08 (Real Property; Insurance; provided that Schedule 5.08 shall only be amended with respect to the Real Property information set forth therein) to the Credit Agreement are hereby amended by deleting such schedules in their entirety and replacing them with the corresponding schedules set forth in Annex I attached hereto.

(p) Schedule 5 (Locations of Collateral) and Schedule 6 (Intellectual Property) to the Guarantee and Collateral Agreement are hereby amended by deleting such schedules in their entirety and replacing them with the corresponding schedules set forth in Annex II attached hereto.

(q) Exhibit D to the Credit Agreement (Compliance Certificate) is hereby amendment by deleting the reference therein to “(to the extent such Financial Covenant is required to be tested as of the applicable Test Date)”.

Section 3 Delayed Effectiveness of Amendments.

(a) Notwithstanding anything to the contrary set forth herein, the Amendments set forth in Section 2 hereof shall automatically become effective as of the date upon which the following conditions have been satisfied (the “Third Amendment Effective Date”), without any further action being required of any party to the Credit Agreement:

(i) The Borrower, Holdings, the Administrative Agent and the Required Lenders shall have signed a counterpart hereof (whether the same or different counterparts) and shall have delivered (including by way of facsimile or other electronic transmission) such counterpart to the Agent, c/o Proskauer Rose LLP, Eleven Times Square, New York, NY 10036 Attention: Hadley Holmes (facsimile number: 212-969-2900 / e-mail address: hholmes@proskauer.com) prior to 3:00 p.m., New York City time, on July 31, 2015 (such date and time, the “Consent Deadline”);

(ii) The Administrative Agent shall have received an Acknowledgement in the form of Exhibit A-1 or Exhibit A-2 hereto executed by each Loan Party that is not a party hereto;

(iii) (x) all fees and expenses required to be paid to the Administrative Agent and the Revolver Agent on the Third Amendment Effective Date (including, without limitation, reasonable and documented out-of-pocket legal fees and expenses) shall have been paid (or shall concurrently be paid) to the extent the Borrower has received an invoice therefor at least one Business Day prior to the Third Amendment Effective Date and (y) the Administrative Agent shall have received for the respective account of each Consenting Lender (as defined below) a consent fee equal to 0.175% (the “Consent Fee”) of the aggregate principal amount of Loans and Commitments held by each Lender that executes and delivers a signature page hereto prior to the Consent Deadline in accordance with clause (i) of this Section 3 (the “Consenting Lenders”) (for the avoidance of doubt, it being understood that the Consent Fee shall only be paid upon the consummation of the Encapsys Sale);

(iv) All fees required to be paid to the Revolver Agent for the accounts of the Revolving Lenders pursuant to Section 2.06(b) of the Credit Agreement in connection with the reduction in Revolving Credit Commitments on the Third Amendment Effective Date shall have been paid (or shall concurrently be paid);

(v) (x) the Administrative Agent and the Revolver Agent shall have received on or prior to August 3, 2015 evidence reasonably satisfactory to it that the Encapsys Sale has been consummated in accordance with the Encapsys Sale Documents, (y) the Loans shall be prepaid in accordance with Section 1(a) of Amendment No. 3 substantially concurrently with the consummation of the Encapsys Sale and (z) Liens in respect of Collateral permitted to be disposed pursuant to the Encapsys Sale shall have been terminated and released in accordance with the Second Lien Note Documents substantially concurrently with the consummation of the Encapsys Sale;

(vi) the Administrative Agent shall have received a certificate, dated the Third Amendment Effective Date and signed by a Responsible Officer of the Borrower, certifying on behalf of the Borrower and Holdings that the representations and warranties made by the Borrower and Holdings in Section 4(a) are true and correct; and

(vii) The Administrative Agent and the Revolver Agent shall have received a favorable opinion of (i) DLA Piper LLP (US), counsel to the Loan Parties, (ii) Foley & Lardner LLP, Wisconsin counsel to the Loan Parties, and (iii) DLA Piper (Canada) LLP, Canadian counsel to Appvion Canada, in each case, addressed to the Administrative Agent, the Revolver Agent and each Lender, as to the matters concerning the Loan Parties and the Loan Documents in form and substance satisfactory to the Administrative Agent and the Revolver Agent.

Section 4 Representations and Warranties.

To induce the Administrative Agent and the Lenders to enter into this Amendment, each of the Borrower and Holdings, jointly and severally, hereby represents and warrants to the Administrative Agent and the Lenders that as of the date hereof:

(a) The representations and warranties of the Borrower and each other Loan Party contained in Article V of the Credit Agreement or any other Loan Document are true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, is true and correct in all respects) on and as of the Third Amendment Effective Date, except to the extent that such representations and warranties specifically relate to an earlier date, in which case they are true and correct in all material respects (or, if the applicable representation and warranty is already subject to a materiality standard, are true and correct in all respects) as of such earlier date, and except that for purposes of this Section 4(a), the representations and warranties contained in Section 5.01 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to Sections 6.01(a) and (b) of the Credit Agreement, respectively;

(b) each Loan Party that is a party hereto has all requisite corporate power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, as amended hereby;

(c) the execution, delivery and performance by each Loan Party that is a party hereto of this Amendment and the Credit Agreement, as amended hereby, have been duly authorized by all necessary action by such Person;

(d) this Amendment and the Credit Agreement, as amended hereby, each constitute, the legal, valid and binding obligation of each Loan Party that is a party hereto, enforceable against such Loan Party in accordance with its terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability;

(e) no Default or Event of Default exists, both before and after giving effect to this Amendment; and

(f) The execution, delivery and performance of this Amendment does not violate any (a) material Requirement of Law, (b) Contractual Obligation or (c) Organization Document of any Loan Party and will not result in, or require, the creation or imposition of any Lien on any of their respective properties or revenues pursuant to any such Requirement of Law or any such Contractual Obligation or Organization Document (other than the Liens created by the Security Documents). No Requirements of Law or Contractual Obligations applicable to any Group Member could reasonably be expected, either individually or in the aggregate, to have a Material Adverse Effect.

Section 5 Reference and Effect on the Credit Documents.

(a) On and after the Third Amendment Effective Date each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to the “Credit Agreement”, shall mean and be a reference to the Credit Agreement, as amended or otherwise modified hereby.

(b) The Credit Agreement and each of the other Loan Documents, as specifically amended or otherwise modified by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified, confirmed and reaffirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender, any L/C Issuer or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents. The Credit Agreement and the other Loan Documents are in full force and effect and are hereby in all respects ratified and confirmed.

(d) Except as expressly set forth herein, nothing contained in this Amendment and no action by, or inaction on the part of, any Lender, any L/C Issuer or the Administrative Agent shall, or shall be deemed to, directly or indirectly constitute a consent to or waiver of any past, present or future violation of any provisions of the Credit Agreement or any other Loan Document.

(e) This Amendment is a Loan Document.

Section 6 GOVERNING LAW AND JURISDICTION.

(a) GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

(b) SUBMISSION TO JURISDICTION. THE BORROWER AND HOLDINGS IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING SHALL BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, THE REVOLVER AGENT, ANY LENDER OR ANY L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT AGAINST THE BORROWER OR ANY OTHER LOAN PARTY OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.

Section 7 Miscellaneous.

(a) No Waiver, Etc. Except as otherwise expressly set forth herein, nothing in this Amendment is intended or shall be deemed or construed to extend to or affect in any way any of the Obligations or any of the rights and remedies of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer arising under the Credit Agreement, any of the other Loan Documents or applicable law. The failure of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer at any time or times hereafter to require strict performance by any Loan Party or any other Person obligated under any Loan Document of any of the respective provisions, warranties, terms and conditions contained herein or therein shall not waive, affect or diminish any right of such Person at any time or times thereafter to demand strict performance thereof; and no rights of the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer hereunder shall be deemed to have been waived by any act or knowledge of such Person, or any of its agents, attorneys, officers or employees, unless such waiver is contained in an instrument in writing signed by an authorized officer of such Person and specifying such waiver. Except as otherwise expressly set forth herein, no waiver by the Administrative Agent, the Revolver Agent, any Lender or any L/C Issuer of any of its rights or remedies shall operate as a waiver of any other of its rights or remedies or any of its rights or remedies on a future occasion at any time and from time to time. All terms and provisions of the Credit Agreement and each of the other Loan Documents remain in full force and effect, except to the extent expressly modified by this Amendment.

(b) Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument. Any party hereto may execute and deliver a counterpart of this Amendment by delivering by facsimile transmission or electronic mail in portable document format a signature page of this Amendment signed by such party, and such signature shall be treated in all respects as having the same effect as an original signature.

(c) Severability. The invalidity, illegality or unenforceability of any provision in or obligation under this Amendment in any jurisdiction shall not affect or impair the validity, legality or enforceability of the remaining provisions or obligations under this Amendment or of such provision or obligation in any other jurisdiction.

(d) No Third Party Beneficiaries. This Amendment shall be binding upon and inure to the benefit of each party hereto and their respective successors and assigns. No Person other than the parties hereto, their respective successors and assigns and any other Lender, L/C Issuer or Revolver Agent shall have rights hereunder or be entitled to rely on this Amendment, and all third-party beneficiary rights are hereby expressly disclaimed.

(e) Section Titles. The section and subsection titles contained in this Amendment are included for convenience only, shall be without substantive meaning or content of any kind whatsoever, and are not a part of the agreement between the Administrative Agent and the Required Lenders, on the one hand, and the Borrower and Holdings on the other hand. Any reference in this Amendment to any “Section” refers, unless the context otherwise indicates, to a section of this Amendment.

[Remainder of Page Intentionally Left Blank; Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

BORROWER AND HOLDINGS: APPVION, INC., a Delaware corporation, as Borrower

By:	/s/ Thomas J. Ferree
Name: Thomas J. Ferree Its: Chief Financial Officer and Treasurer

PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation, as Holdings

By:	/s/ Thomas J. Ferree
Name: Thomas J. Ferree Its: Chief Financial Officer and Treasurer

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: BARCLAYS BANK PLC

By:	/s/ Christopher R. Lee
Name: Christopher R. Lee Its: Vice President

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: KEYBANK NATIONAL ASSOCIATION

By:	/s/ Jonathan Volosin
Name: Jonathan Volosin Its: Vice President, Leveraged Loans

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: JFIN CLO 2012 LTD., As Lender

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius Its: Managing Director
JFIN CLO 2013 LTD., As Lender

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius Its: Managing Director
JFIN CLO 2014 LTD., As Lender

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius Its: Managing Director

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: JFIN CLO 2014-II LTD., As Lender
By: Apex Credit Partners LLC, as Portfolio Manager

By:	/s/ Stephen Goetschius
Name: Stephen Goetschius Its: Managing Director

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: AIMCO CLO, Series 2014-A

By:	/s/ Marvin L. Lutz III
Name: Marvin L. Lutz III Its: Authorized Signatory

By:	/s/ Mark D. Pittman
Name: Mark D. Pittman Its: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Apidos CLO IX
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Its: Senior Portfolio Manager

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Apidos CLO X
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Its: Senior Portfolio Manager

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Apidos CLO XI
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Its: Senior Portfolio Manager

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Apidos CLO XII
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Its: Senior Portfolio Manager

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Apidos CLO XIV
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Its: Senior Portfolio Manager

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Apidos CLO XIX
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Its: Senior Portfolio Manager

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Apidos CLO XV
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Its: Senior Portfolio Manager

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Apidos CLO XVI
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Its: Senior Portfolio Manager

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Apidos CLO XVII
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Its: Senior Portfolio Manager

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Apidos CLO XVIII
By: Its Collateral Manager CVC Credit Partners, LLC

By:	/s/ Gretchen Bergstresser
Name: Gretchen Bergstresser Its: Senior Portfolio Manager

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Franklin Bissett Canadian Short Term Bond Fund

By:	/s/ Thomas O’Gorman
Name: Thomas O’Gorman Its: SVP

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Franklin Bissett Corporate Bond Fund

By:	/s/ Thomas O’Gorman
Name: Thomas O’Gorman Its: SVP

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Franklin Floating Rate Master Trust-Franklin Floating Rate Master Series

By:	/s/ Justin Ma
Name: Justin Ma Its: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Franklin Investors Securities Trust-Franklin Real Return Fund

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu Its: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Franklin Investors Securities Trust-Franklin Low Duration Total Return Fund

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu Its: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Franklin Investors Securities Trust-Franklin Total Return Fund

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu Its: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Franklin Investors Securities Trust-Franklin Floating Rate Daily Access Fund

By:	/s/ Justin Ma
Name: Justin Ma Its: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Franklin Strategic Income Fund (Canada)

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu Its: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Franklin Strategic Series-Franklin Strategic Income Fund

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu Its: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Franklin Templeton Total Return FDP Fund of FDP Series, Inc.

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu Its: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Franklin Templeton Variable Insurance Products Trust-Franklin Strategic Income VIP Fund

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu Its: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Franklin Templeton Series II Funds-Franklin Upper Tier Floating Rate Fund

By:	/s/ Hague Van Dillen
Name: Hague Van Dillen Its: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Franklin US Floating Rate Master Fund

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu Its: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Franklin Bissett Care Plus Bond Fund

By:	/s/ Thomas O’Gorman
Name: Thomas O’Gorman Its: SVP

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: FT Opportunistic Distressed Fund, Ltd.

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu Its: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Lincoln Variable Insurance Products Trust-LVIP Global Income Fund

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu Its: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Mercer Multi-Asset Growth Fund

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu Its: Authorized Signatory

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the day and year first above written.

LENDERS: Franklin Investors Securities Trust-Franklin Low Duration Total Return Fund

By:	/s/ Alex Guang Yu
Name: Alex Guang Yu Its: Authorized Signatory

Acknowledged: JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent

By:	/s/ Brian Buoye
Name: Brian Buoye Its: Managing Director

FIFTH THIRD BANK, as Revolver Agent

By:	/s/ Michael B. Barkey
Name: Michael B. Barkey Its: Vice President

Exhibit A-1 to Amendment

ACKNOWLEDGMENT

Reference is hereby made to (a) the foregoing Third Amendment to Credit Agreement dated as of August 3, 2015 (the “Amendment”) by and among APPVION, INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, the “Administrative Agent”) for certain financial institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively the “Lenders”), and such Lenders, and (b) that certain Guarantee and Collateral Agreement dated as of June 28, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time), executed and delivered by APPVION CANADA, LTD., a corporation formed under the laws of Canada (“Guarantor”), in favor of the Administrative Agent. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Credit Agreement referred to in the Amendment.

Guarantor hereby (a) acknowledges receipt of a copy of the Amendment, and (b) agrees that its respective Guaranty remains in full in force and effect with respect to such Guarantor and that the terms and provisions of the Amendment do not modify or otherwise affect in any way any of such Guarantor’s obligations and liabilities under its respective Guaranty, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Acknowledgment as of August 3, 2015.

APPVION CANADA, LTD., a corporation formed under the laws of Canada

By:	/s/ Tami Van Straten
Name: Tami Van Straten
Its: Assistant Secretary

Exhibit A-2 to Amendment

ACKNOWLEDGMENT

Reference is hereby made to (a) the foregoing Third Amendment to Credit Agreement dated as of August 3, 2015 (the “Amendment”) by and among APPVION, INC., a Delaware corporation (the “Borrower”), PAPERWEIGHT DEVELOPMENT CORP., a Wisconsin corporation (“Holdings”), JEFFERIES FINANCE LLC, a Delaware limited liability company, as Administrative Agent (in such capacity, the “Administrative Agent”) for certain financial institutions from time to time party to the Credit Agreement referred to below (each a “Lender” and collectively the “Lenders”), and such Lenders, (b) that certain Guarantee and Collateral Agreement dated as of June 28, 2013 (as amended, restated, amended and restated, supplemented or otherwise modified and in effect from time to time, the “Guarantee and Collateral Agreement”) and (c) that certain assumption agreement to the Guarantee and Collateral Agreement, dated as of April 2, 2014 , made by APVN Holdings LLC, a Delaware limited liability company (the “Guarantor”), in favor of the Administrative Agent. Capitalized terms used and not defined herein shall have the respective meanings ascribed to them in the Credit Agreement referred to in the Amendment.

Guarantor hereby (a) acknowledges receipt of a copy of the Amendment, and (b) agrees that its respective Guaranty remains in full in force and effect with respect to such Guarantor and that the terms and provisions of the Amendment do not modify or otherwise affect in any way any of such Guarantor’s obligations and liabilities under its respective Guaranty, all of which obligations and liabilities are hereby ratified, confirmed and reaffirmed.

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Signature Pages Follow

IN WITNESS WHEREOF, the parties hereto have executed and delivered this Acknowledgment as of August 3, 2015.

APVN Holdings LLC

By:	/s/ Thomas J. Ferree
Name: Thomas J. Ferree
Its: Chief Financial Officer and Treasurer

Exhibit B to Amendment

[Asset Purchase Agreement Attached]

ANNEX I to Amendment

Updated Schedules to Credit Agreement

Schedule 2.01

COMMITMENTS AND APPLICABLE PERCENTAGES

Term Commitment (as of the Closing Date)

Lender	Term Commitment	Term Applicable Percentage
Jefferies Finance LLC	$335,000,000	100.000000000%
Total	$335,000,000	100.000000000%

Revolving Credit Commitments (as of the Third Amendment Effective Date)

Lender	Revolving Credit Commitment	Revolving Credit Applicable Percentage
Barclays Bank	$15,000,000	20.000000000%
Fifth Third Bank	$41,250,000	55.000000000%
KeyBank National Association	$18,750,000	25.000000000%
Total	$75,000,000	100.000000000%

ANNEX II to Amendment

Updated Schedules to Guarantee and Collateral Agreement